      The Universal Institutional Funds, Inc. Global Real Estate Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Prolog  9/22/    -      Euro    Euro    5,324    0.00%  0.52%   Deutsc  Deutsc
  is      06           14.35  713,000                             he      he
Europe                          ,000                             Bank    Bank
  an                                                             AG,    London
Proper                                                          Morgan
 ties                                                           Stanle
                                                                y, ABN
                                                                 Amro
                                                                Rothsc
                                                                hild,
                                                                JPMorg
                                                                 an,
                                                                Kempen
                                                                 & Co
                                                                  NV

                                                                Deutsc
Gagfah  10/19    -      Euro    Euro    1,184    0.00%  0.15%     he    Goldma
  SA     /06           19.00  812,000                           Bank,      n
                                ,000                            Goldma   Sachs
                                                                  n
                                                                Sachs
                                                                Intern
                                                                ationa
                                                                  l,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Morgan
                                                                Stanle
                                                                y, DZ
                                                                Bank,
                                                                JPMorg
                                                                an/Sal
                                                                Oppenh
                                                                 eim
                                                                jr. &
                                                                Cie.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                NORD/L
                                                                  B

                                                                China
                                                                Intern
Capita  11/28    -     Singap 142,000  23,500    0.01%  0.03%   ationa  JPMorg
Retail   /06           orian    ,000                              l       an
 China                 (SGD)                                    Capita
 Trust                  1.13                                      l
                                                                Corp,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                 SEA
                                                                 Ltd,
                                                                 UBS
                                                                AG/Sin
                                                                gapore